KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Robert B. Catell

                                                     Robert B. Catell
                                                     Chief Executive Officer and
                                                     Chairman of the
                                                     Board of Directors

                                         KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Lilyan H. Affinito

                                                     Director

                                         KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ George Bugliarello

                                                     Director

                                         KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Howard R. Curd

                                                     Director

                                         KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Richard N. Daniel

                                                     Director

                                         KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Donald H. Elliott

                                                     Director

                                         KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Alan H. Fishman

                                                     Director

                                          KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ James R. Jones

                                                     Director

                                          KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Stephen W. McKessy

                                                     Director

                                          KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Edward D. Miller

                                                     Director

                                          KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Basil A. Paterson

                                                     Director

                                          KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ James Q. Riordan

                                                     Director

                                          KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Frederic V. Salerno

                                                     Director

                                          KEYSPAN CORPORATION

                                            POWER OF ATTORNEY



                  WHEREAS, KeySpan Corporation, a New York corporation (the "Company"), intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder.

                  NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint GERALD LUTERMAN and ROBERT R. WIECZOREK, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of KeySpan Corporation, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of March, 2000.

                                                      /s/ Vincent Tese

                                                     Director


Exhibit 24.2

         The Chairman reported that the Corporation intends to file its Report on Form 10-K for the fiscal year ended December 31, 1999 and mail proxy materials to shareholders relative to its Annual Meeting of Shareholders on May 11, 2000. After discussion, upon motion duly seconded, it was

                  RESOLVED, That the proper officers of the Corporation be, and hereby are, and each of them with the full authority without the others hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute the Corporation's Form 10-K for the year ended December 31, 1999, in a form substantially similar to the form to be provided to the Directors of the Corporation for their review, with such changes as such proper officers, with the advice of counsel deemed necessary or desirable, the execution by such proper officers to be conclusive evidence that they or he/she deemed such changes to be necessary or desirable, and to execute any amendment to such Form 10-K, to procure all necessary signatures thereon, and to file such Form 10-K and any amendment when so executed (together with appropriate exhibits thereto) with the Securities Exchange Commission;

                  RESOLVED, That the proper officers of the Corporation be, and hereby are, and each of them with the full authority without the others hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to cause copies of the Corporation's notice of annual meeting of shareholders, proxy statement, proxy and annual report, in a form substantially similar to the form to be provided to the Directors of the Corporation for their review, with such changes as such proper officers, with the advice of counsel deemed necessary or desirable, the execution by such proper officers to be conclusive evidence that they or he/she deemed such changes to be necessary or desirable, to be mailed to each shareholder of the Corporation and to each shareholder who becomes a shareholder of record prior to the close of business on March 13, 2000;

                  RESOLVED, That the proper officers of the Corporation are, authorized, empowered and directed in the name and on behalf of the Corporation to execute and deliver any and all such documents, certificates, instruments, agreements, or regulatory filing, including any amendments, modifications, or supplements thereto, and to take all such further action as any such officer or other such authorized person deems necessary, proper, convenient, or desirable in order to carry out the foregoing resolutions and to effectuate the purposes and intents thereof, the taking of any such action to be conclusive evidence of the approval thereof by the directors of the Corporation; and

                  FURTHER RESOLVED, That all actions previously taken and all documents, instruments, certificates and the like previously executed by directors or officers of the Corporation or other authorized persons in connection with the matters referred to in the foregoing resolutions be hereby approved, ratified and confirmed in all respects.